UNITED STATES
SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

Form 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): November 17, 2004

The Men’s Wearhouse, Inc.

(Exact name of registrant as specified in its charter)

Texas (State or other jurisdiction of incorporation)	1-16097 (Commission File Number)	74-1790172 (IRS Employer Identification No.)

5803 Glenmont Drive Houston, Texas (Address of principal executive offices)		77081 (Zip Code)

713-592-7200
(Registrant’s telephone
number, including area code)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 2.02 Results of Operations and Financial Condition.
SIGNATURES
Press Release dated November 17, 2004

Item 2.02 Results of Operations and Financial Condition.

On November 17, 2004, The Men’s Wearhouse, Inc. (the “Company”) issued a press release reporting its earnings results for the third quarter and nine months ended October 30, 2004. A copy of the press release is attached as Exhibit 99.1 to this Current Report on Form 8-K and is incorporated herein by reference.

The information in this Current Report on Form 8-K and Exhibit 99.1 attached hereto is intended to be furnished under Item 2.02 and shall not be deemed “filed” for purposes of Section 18 of the Securities Exchange Act of 1934, as amended (the “Act”), or otherwise subject to the liabilities of that section, nor shall it be deemed incorporated by reference in any filing under the Securities Act of 1933 or the Act, except as expressly set forth by specific reference in such filing.

Item 9.01 Financial Statements and Exhibits.

The following exhibit is included in this Form 8-K.

(c) Exhibits

          99.1     Press Release of the Company dated November 17, 2004.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

THE MEN’S WEARHOUSE, INC. (Registrant)
Date: November 17, 2004	By:	/s/ Neill P. Davis
Neill P. Davis
Executive Vice President, Chief Financial Officer and Principal Financial Officer

EXHIBIT INDEX

Exhibit
Number	Description
99.1	Press Release of The Men’s Wearhouse, Inc. dated November 17, 2004.